Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

The Enantiomer (R)-Tianeptine, but not (S)-Tianeptine, is an Agonist on the μ-Opioid Receptor and Decreases Immobility in the Murine Forced Swim Test Darryl Rideout1, David T. Hsu1*, Luciana M. Leo2, Sam R. J. Hoare2, Alexis Zajicek3, Taleen Hanania3, Siobhan Fogarty1, Bruce Daugherty1, Seth Lederman1, Gregory Sullivan1 1Tonix Pharmaceuticals Inc, 2Montana Molecular LLC, 3PsychoGenics Inc Tianeptine sodium (trade name Stablon®) is an approved antidepressant in Europe, Asia, and Latin America, but is not approved in the US for any indication. Tianeptine’s antidepressant efficacy is well established, however its mechanism of action is not completely understood. Tianeptine was discovered to have weak agonist activity at the μ-opioid receptor (MOR) [1] and reduce immobility in the murine forced swim test (FST) [2], an animal model for behavioral “despair.” Tianeptine is a racemic drug composed of a 1:1 mixture of two enantiomers (mirror image isomers): Methods Summary & Conclusions Z Citations & Disclosures Presented at American College of Neuropsychopharmacology (ACNP) 62nd Annual Meeting, Tampa, FL December 3-6, 2023; Poster Session 1, Poster M128, Monday, Dec 4th, 5:00 PM-7:00 PM EST www.tonixpharma.com (S)-Tianeptine (R)-Tianeptine Previous studies have shown that both enantiomers are biologically active and may have differential effects [3,4], however those studies did not report their chiral purity, and did not examine their differential effects on the MOR or in an animal model of depression. In the present study, we isolated and compared the activity of (R)- and (S)-tianeptine at the MOR using G-protein coupled receptor signaling via cAMP inhibition and ββ-arrestin recruitment and compared their effects of each on immobility in the FST. Establishing differential activity of (R)- vs. (S)-tianeptine at the MOR may serve to elucidate and differentiate tianeptine’s unique antidepressant mechanism from its potential abuse liability due to activity at the MOR. Drugs Racemic tianeptine sodium and hemioxalate were obtained from (Chemo Iberica, Madrid, Spain). Racemic tianeptine was separated into (R)- and (S)-tianeptine using chiral supercritical fluid chromatography (SFC) (X-Chem, Waltham, MA). Chiral purities for in vitro assays using (R)- and (S)-tianeptine are shown in Figs. 2 & 3. [D-Ala2, NMe-Phe4, Gly-ol5]-enkephalin (DAMGO) (Cayman Chemical, Ann Arbor, MI) served as a positive control for the in vitro assays. Chiral purities for the behavioral studies were >99.9% enantiomeric excess (e.e.) for (R)-tianeptine sodium and >99.9% e.e. for (S)-tianeptine sodium. Sertraline (Sigma-Aldrich, St. Louis, MO) served as a positive control in the behavioral study. MOR assays in vitro MOR activation was assessed with fluorescent biosensors measuring cyclic adenosine 3,5-monophosphate (cAMP) inhibition and ββ-arrestin recruitment in HEK293T cells. Concentrations of the compounds ranged from 0.001 nM to 31620 nM. Concentration-response curves were generated and EC50 values were determined. Detailed information on the protocol for this assay can be obtained from Montana Molecular (https://montanamolecular.com/). Forced Swim Test Animals: Male BalbC/J mice (8 weeks of age; Jackson Laboratories, Bar Harbor, ME) were group-housed with chow and water provided ad libitum and maintained on a 12h/12h light/dark schedule. Mice were acclimated to the vivarium for 1 week prior to testing. Each mouse was randomly assigned to a treatment group (n = 10 per group) and testing was performed during the light phase. All behavioral studies were conducted at PsychoGenics, Inc. (Paramus, NJ). Protocols were approved by the Institutional Animal Care and Use Committee in accordance with the National Institute of Health Guide for the Care and Use of Laboratory Animals. Behavioral Testing: Following i.p. administration of drug, animals were placed in holding cages for 60 min for racemic, (R)-, and (S)-tianeptine sodium, or 30 min for sertraline, prior to the Forced Swim Test (FST). All drugs were dissolved in saline with a dose volume of 10 ml/kg. Each animal was placed in an opaque cylinder (1000 ml) containing fresh tap water 12 cm deep. Time immobile was recorded over one 6-min session by an observer unaware of treatment conditions. Between groups analysis of variance (ANOVA) was conducted followed by Dunnett’s post-hoc test. An effect was considered significant at P < 0.05. Total Time Immobile (sec) Figure 3. Dose response of (A) racemic, (B) (R)-tianeptine, and (C) (S)-tianeptine on immobility in the FST. Data are mean + s.e.m. for 10 mice/group. *P < 0.05; ***P < 0.001; ****P < 0.0001 ➢ In vitro, (R)-tianeptine showed MOR agonism similar to that observed with racemic tianeptine, whereas (S)-tianeptine was devoid of MOR agonist activity. ➢ In the mouse FST, (R)-tianeptine significantly reduced immobility similar to that observed with racemic tianeptine, whereas (S)-tianeptine did not reduce immobility at any dose tested. The results suggest that (R)-tianeptine, and not (S)-tianeptine, is responsible for the MOR-mediated effects of racemic tianeptine, including reduced immobility in the FST in mice. It has been proposed that tianeptine’s antidepressant mechanism is dependent its activity on the MOR [2,5], however the relatively high acute doses required for these effects (10 or 30 mg/kg) can induce hyperlocomotion [2,6], which could explain reduced immobility in the FST. Other MOR agonists, such as morphine, have also been shown to reduce immobility in the FST [7,8]. In addition, there are limitations for the use of i.p. tianeptine in mice as a model for p.o. tianeptine in humans.When administered i.p. in mice, <1% of peak tianeptine remains in plasma 1 hour after peak plasma concentration [2] compared to >70% for p.o. tianeptine in humans [9]. In the mouse, nearly all of the tianeptine was metabolized to MC5 by the time the FST studies began [2], suggesting that these mouse models are testing MC5 rather than tianeptine. Introduction Figure 1 A DAMGO (S)-Tianeptine Sodium (>99.9% e.e.) (R)-Tianeptine Sodium(>99.9% e.e.) 0 20 40 60 80 100 120 140 160 180 A B C *** * *** **** **** *** * **** *** Figure 2. (A) G-protein coupled receptor signaling measured in HEK293T cells via cAMP inhibition. (B) MOR measured via arrestin recruitment. B Results 1. Gassaway et al., 2014. The atypical antidepressant and neurorestorative agent tianeptine is a μ-opioid receptor agonist. Transl Psychiatry, 4:e411. 2. Samuels et al., 2017. The behavioral effects of the antidepressant tianeptine require the mu-opioid receptor. Neuropsychopharmacol, 42:2052-2063. 3. Oluyomi et al., 1997. Effects of the (+) and (-) enantiomers of the antidepressant drug tianeptine on 5-HTP-induced behaviour. Neuropharmacol, 36:383–387. 4. Shakesby et al., 2002. Overcoming the effects of stress on synaptic plasticity in the intact hippocampus: rapid actions of serotonergic and antidepressant agents. J Neurosci, 22:3638–3644. 5. Han et al., 2022. Mu opioid receptors on hippocampal GABAergic interneurons are critical for the antidepressant effects of tianeptine. Neuropsychopharmacol, 47:1387-13 6. Allain et al., 2023. Chronic tianeptine induces tolerance in analgesia and hyperlocomotion via mu-opioid receptor activation in mice. Front Psychiatry, 14:1186397. 7. Zomkowski et al., 2005. Evidence for the involvement of the opioid system in the agmatine antidepressant-like effect in the forced swimming test. Neurosci Lett, 381:279–283. 8. Szumiec et al., 2023. The differential influence of PZM21, a nonrewarding μ-opioid receptor agonist with G protein bias, on behavioural despair and fear response in mice. Behav Brain Res, 449:114466. 9. Royer et al., 1989. Tianeptine and its main metabolite pharmacokinetics in chronic alcoholism and cirrhosis. Clin Pharmacokinet, 16:186–191. Disclosures: D. Rideout, D.T. Hsu, S. Fogarty, B. Daugherty, S. Lederman, and G. Sullivan are employees of Tonix Pharmaceuticals, Inc., and own stock and/or stock options in the company; L.M. Leo and S.R.J. Hoare are employees of Montana Molecular, LLC; A. Zajicek and T. Hanania are employees of PsychoGenics, Inc. DAMGO (S)-Tianeptine Sodium (>99.9% e.e.) (R)-Tianeptine Sodium(>99.9% e.e.}